Exhibit 10.6G

Canopy Properties, Inc.	333 South 520 West, Lindon, Utah 84042
(801) 229-2223

May 12, 2004

Steve Erickson, CFO

Altiris, Inc.

588 West 400 South

Lindon, Utah 84042

Re: Altiris/Canopy Lease

Dear Steve:

As you know, your lease with The Canopy Group, Inc. (“Canopy”) provides at Paragraph 41 that under certain circumstances, you as a Tenant may cancel the Lease. That Paragraph 41 also provides that if Canopy’s “interest in Tenant falls below 25%, then Landlord shall have the right to discontinue this lease cancellation provision.” As Canopy now owns less than 10% of Altiris, we have elected to cancel said Lease cancellation provision, and hereby notify you of that decision.

We certainly value you as an exceptional Tenant and appreciate your continuing tenancy, and we look forward to our ongoing relationship.

If you have any questions regarding the foregoing, please feel free to contact me.

Sincerely,

CANOPY PROPERTIES, INC.

/s/ Boyd Worthington

Boyd Worthington
VP, Real Estate Development